Virtus Market Neutral Fund,

a series of Virtus Opportunities Trust

Supplement dated March 12, 2010 to the Prospectus

dated January 31, 2010, as supplemented

and to the Statement of Additional Information (“SAI”)

dated January 31, 2010

IMPORTANT NOTICE TO INVESTORS

Virtus Investment Advisers, Inc. (“VIA”), the investment adviser to the Virtus Market Neutral Fund will discontinue its voluntary waiver of 0.15% of the investment management fee applicable to the Fund, effective March 15, 2010. Accordingly, all references to this voluntary fee waiver in the Fund’s Statutory Prospectus and SAI are hereby deleted. VIA’s voluntary agreement to limit total operating expenses of the Fund is not affected by the removal of the fee waiver.

Investors should retain this supplement with the

Statutory Prospectus and SAI for future reference.

VOT 8020/MNF FeeWaiver (3/10)